UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211

(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: August 31, 2015

Item 1. Schedule of Investments.

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
	August 31, 2015
	Shares	Fair Value
Common Stock - 95.8%(1)
Crude/Refined Product Pipelines - 13.9%(1)
Canada - 9.7%(1)
Enbridge Inc.	358,182	$14,767,844
Inter Pipeline Ltd.	415,182	8,899,462
Pembina Pipeline Corporation	30,265	839,672
United States - 4.2%(1)
Plains GP Holdings, L.P.	363,244	7,115,950
VTTI Energy Partners LP	157,465	3,420,140
		35,043,068
Local Distribution Companies - 6.4%(1)
United States - 6.4%(1)
CenterPoint Energy, Inc.	253,253	4,715,571
NiSource Inc.	683,109	11,469,400
		16,184,971
Marine Transportation - 1.6%(1)
Republic of the Marshall Islands - 1.6%(1)
Teekay Offshore Partners L.P.	223,330	3,952,941

Natural Gas Gathering/Processing- 17.2%(1)
United States - 17.2%(1)
Targa Resources Corp.	139,209	9,196,147
The Williams Companies, Inc.	706,210	34,039,322
		43,235,469

Natural Gas/Natural Gas Liquids Pipelines - 44.1%(1)
Canada - 7.7%(1)
TransCanada Corporation	561,318	19,432,829
United States - 36.4%(1)
Columbia Pipeline Group	683,109	17,323,644
Kinder Morgan, Inc.	873,571	28,312,436
ONEOK, Inc.	442,735	15,942,887
Spectra Energy Corp	1,042,043	30,292,190
		111,303,986
Oil and Gas Production - 12.6%(1)
United States - 12.6%(1)
Anadarko Petroleum Corporation(2)	31,400	2,247,612
Antero Resources Corporation(2)(3)	24,100	622,744
Cabot Oil & Gas Corporation(2)	115,900	2,743,353
Carrizo Oil & Gas, Inc.(2)(3)	14,600	531,878
Cimarex Energy Co.(2)	19,500	2,154,945
Concho Resources Inc.(2)(3)	26,000	2,812,160
Continental Resources, Inc.(2)(3)	42,100	1,351,410
Diamondback Energy, Inc.(2)(3)	10,400	710,216
EOG Resources, Inc.(2)	53,700	4,205,247
EP Energy Corporation(2)(3)	41,200	292,108
Gulfport Energy Corporation(2)(3)	17,800	637,774
Hess Corporation(2)	12,400	737,180
Laredo Petroleum, Inc.(2)(3)	61,400	625,666
Marathon Oil Corporation(2)	56,400	975,156
Newfield Exploration Company(2)(3)	40,400	1,345,724
Noble Energy, Inc.(2)	44,400	1,483,404
Occidental Petroleum Corporation(2)	30,100	2,197,601
Pioneer Natural Resources Company(2)	27,700	3,408,762
Range Resources Corporation(2)	40,500	1,564,110
RSP Permian, Inc.(2)(3)	26,200	627,228
Whiting Petroleum Corporation(2)(3)	28,300	547,039
		31,821,317

Total Common Stock (Cost $245,409,651)		241,541,752

Master Limited Partnerships and Related Companies - 40.1%(1)
Crude/Refined Product Pipelines - 23.0%(1)
United States - 23.0%(1)
Buckeye Partners, L.P.	96,137	6,769,968
Enbridge Energy Management, L.L.C.(4)	577,993	16,270,493
Genesis Energy L.P.	18,700	816,442
Magellan Midstream Partners, L.P.	105,144	7,420,012
MPLX LP	85,918	4,263,251
Phillips 66 Partners LP	59,100	3,687,840
Plains All American Pipeline, L.P.	194,400	7,010,064
Shell Midstream Partners, L.P.	55,452	2,194,236
Sunoco Logistics Partners L.P.	148,800	5,033,904
Tesoro Logistics LP	65,487	3,458,368
Valero Energy Partners LP	23,059	1,195,148
		58,119,726
Natural Gas/Natural Gas Liquids Pipelines - 10.0%(1)
United States - 10.0%(1)
Columbia Pipeline Partners LP	38,484	763,138
Energy Transfer Partners, L.P.	229,793	11,292,028
Enterprise Products Partners L.P.	291,728	8,200,474
EQT GP Holdings, LP	9,156	297,753
EQT Midstream Partners, LP	39,613	3,081,891
ONEOK Partners, L.P.	48,900	1,581,915
		25,217,199
Natural Gas Gathering/Processing - 7.1%(1)
United States - 7.1%(1)
Antero Midstream Partners LP	40,013	926,701
DCP Midstream Partners, LP	87,593	2,470,123
EnLink Midstream Partners, LP	55,955	986,487
MarkWest Energy Partners, L.P.	87,300	4,921,101
Targa Resources Partners LP	70,000	2,113,300
Western Gas Equity Partners, LP	46,500	2,469,150
Western Gas Partners, LP	66,387	3,905,547
		17,792,409

Total Master Limited Partnerships and Related Companies (Cost $86,051,875)		101,129,334

Preferred Convertible - 0.7%(1)
Oil and Gas Production - 0.7%(1)
United States - 0.7%(1)
Anadarko Petroleum Corporation, 7.500%, 06/07/2018 (Cost $1,946,307)	39,500	1,803,175
Short-Term Investment - 0.0%(1)
United States Investment Company - 0.0%(1)
Fidelity Institutional Money Market Portfolio - Class I, 0.13%(5) (Cost $53,698)	53,698	53,698

Total Investments - 136.6%(1) (Cost $333,461,531)		344,527,959
Credit Facility Borrowings - (8.5)%(1)		(21,500,000)
Senior Notes - (21.4)%(1)		(54,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (6.4)%(1)		(16,000,000)
Total Value of Options Written (Premiums received $465,160) - (0.2)%(1)		(554,537)
Other Assets and Liabilities - (0.1)%(1)		(291,521)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$252,181,901

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) All or a portion of the security represents cover for outstanding call option contracts written.
(3) Non-income producing security.
(4) Security distributions are paid-in-kind.
(5) Rate indicated is the current yield as of August 31, 2015.

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF OPTIONS WRITTEN (Unaudited)
August 31, 2015

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	September 2015	$77.50	314	$(32,028)
Antero Resources Corporation	September 2015	30.00	241	(7,230)
Cabot Oil & Gas Corporation	September 2015	28.50	1,159	(11,541)
Carrizo Oil & Gas, Inc.	September 2015	40.00	146	(10,220)
Cimarex Energy Co.	September 2015	120.00	195	(23,400)
Concho Resources Inc.	September 2015	115.00	260	(54,600)
Continental Resources, Inc.	September 2015	37.00	421	(14,735)
Diamondback Energy, Inc.	September 2015	77.50	104	(5,980)
EOG Resources, Inc.	September 2015	87.50	537	(23,091)
EP Energy Corporation	September 2015	7.50	412	(24,720)
Gulfport Energy Corporation	September 2015	37.50	178	(15,575)
Hess Corporation	September 2015	62.50	124	(11,904)
Laredo Petroleum, Inc.	September 2015	11.00	614	(42,980)
Marathon Oil Corporation	September 2015	17.00	564	(69,936)
Newfield Exploration Company	September 2015	39.00	404	(9,090)
Noble Energy, Inc.	September 2015	37.50	444	(15,540)
Occidental Petroleum Corporation	September 2015	77.50	301	(15,652)
Pioneer Natural Resources Company	September 2015	135.00	277	(42,935)
Range Resources Corporation	September 2015	40.00	405	(76,950)
RSP Permian, Inc.	September 2015	25.00	262	(20,960)
Whiting Petroleum Corporation	September 2015	22.00	283	(25,470)

Total Value of Call Options Written (Premiums received $465,160)				$(554,537)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2015.  These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$241,541,752	$-	$-	$241,541,752
Master Limited Partnerships and Related Companies(a)	101,129,334	-	-	101,129,334
Preferred Convertible(a)	1,803,175	-	-	1,803,175
Short-Term Investment(b)	53,698	-	-	53,698
Total Assets	$344,527,959	$-	$-	$344,527,959
Liabilities
Written Call Options	$554,537	$-	$-	$554,537

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company did not hold any Level 3 securities during the period ended August 31, 2015.  The Company utilizes the beginning of reporting period method for determining transfers between levels.  There were no transfers between levels for the Company during the period ended August 31, 2015.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date.  If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.  To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade.  If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded.  The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security.  Debt securities with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

As of August 31, 2015, the aggregate cost of securities for federal income tax purposes was $318,526,487.  The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $60,999,223, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $34,997,751 and the net unrealized appreciation was $26,001,472.

Item 2. Controls and Procedures.
(a)
The registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.
Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Pipeline & Energy Fund, Inc.

Date: October 23, 2015	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Pipeline & Energy Fund, Inc.

Date: October 23, 2015	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Tortoise Pipeline & Energy Fund, Inc.

Date: October 23, 2015	By:	/s/ Brent Behrens
Brent Behrens
Principal Financial Officer and Treasurer